SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 29, 2002
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                      FRESENIUS MEDICAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


          1-3720                                         13-3461988
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   (Commission File Number)                  (IRS Employer Identification No.)


    95 Hayden Avenue, Lexington, Massachusetts                 02420
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    (Address or principal executive offices)                (Zip Code)

    Registrant's telephone number, including area codes: (781) 402-9000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.    Other Events

           On November 29, 2002, Fresenius Medical Care AG, the parent corporation of Fresenius Medical Care Holdings, Inc., announced an agreement in principle for the settlement of all fraudulent conveyance claims against it and other claims related to the Company that arise out of the bankruptcy of W.R. Grace & Co. A copy of Fresenius Medical Care AG's announcement is annexed as an exhibit to this Report.


ITEM 7.    Financial Statements and Exhibits

           Exhibit 99.1      Press Release dated November 29, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FRESENIUS MEDICAL CARE
                                          HOLDINGS, INC.


                                          /s/ BEN J. LIPPS
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DATE:  December 2, 2002                   Name:   Ben J. Lipps
                                          Title:  Chief Executive Officer

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